SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):      January 14, 2003
                                                           -------------------

                        Franklin Street Properties Corp.
       (formerly known as Franklin Street Properties Limited Partnership)
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                      (State or Other Jurisdiction of Incorporation)


            000-32615                                04-3578653
    (Commission File Number)              (IRS Employer Identification No.)


   401 Edgewater Place, Suite 200, Wakefield, MA                  01880-6210
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     (Address of Principal Executive Offices)                     (Zip Code)


                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On January 14, 2003, Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, and thirteen real estate investment trusts (the "Target REITs"), each a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for (i) FSP Corp.'s acquisition by merger of each of the Target REITs and (ii) the issuance of approximately 25,000,091 shares of FSP Corp. Common Stock as consideration in connection with the mergers. Upon consummation of the mergers, FSP Corp. will be the sole stockholder of each of the Target REITs, and the holders of the preferred stock of the Target REITs will become stockholders of FSP Corp.

      A copy of the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            2.1 Agreement and Plan of Merger, dated as of January 14, 2003, among FSP Corp. and the Target REITs. (1)

(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. FSP Corp. will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2003            REGISTRANT

                                  FRANKLIN STREET PROPERTIES CORP.

                                  By: /s/ George J. Carter
                                      ----------------------------------------
                                          George J. Carter
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number                        Description
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   2.1      Agreement and Plan of Merger, dated as of January 14, 2003, among
            FSP Corp. and the Target REITs. (1)

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(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. FSP Corp. will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.